QUAKER® INVESTMENT TRUST	Supplement dated March 22, 2007 to
Prospectus dated October 27, 2006

Quaker Strategic Growth Fund
Quaker Core Equity Fund
Quaker Small-Cap Growth Fund
Quaker Capital Opportunities Fund
Quaker Biotech Pharma-Healthcare Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Core Value Fund
(formerly Geewax Terker Core Value Fund)
(the “Funds”)

On March 1, 2007, the Funds selected a new money market fund to serve as an exchange vehicle for shareholders wishing to exchange shares of the Funds for the same share class of any other Fund without incurring any additional sales charges. The Funds are replacing Class I of the Quaker Reserve Money Market Account and Class II of the Quaker Reserve Money Market Account with the First American Prime Obligations Class A, First American Prime Obligations Class B-A, and First American Prime Obligations Class C-A.

These changes become effective on March 26, 2007.

The following replaces the section entitled “How to Exchange Shares” on page 57 of the Funds’ current Prospectus, dated October 27, 2006:

Generally, you may exchange your shares of the Funds for the same share class of any other Fund without incurring any additional sales charges. In addition, shareholders of Class A Shares of a Fund may exchange into Class A Shares of First American Prime Obligations Fund, shareholders of Class B Shares of a Fund may exchange into Class B-A of First American Prime Obligations Fund, and Class C Shares of a Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares, Class B-A Shares, and Class C-A shares of the First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).

If you exchange shares of a Fund that are subject to a CDSC into shares of another Fund or a Money Market Account, we will calculate the holding period for purposes of calculating the CDSC from the date you made your original purchase and not the date you exchanged your shares.

Money Market Account shares are available only as an exchange option for Fund shareholders. Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load. Money Market Account shares are not offered by this Prospectus but are available through an arrangement between the distributor and the First American Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund at each Fund’s respective closing NAV next determined after a request for exchange has been received, and is taxable transaction. You may direct the Trust to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the Fund(s) to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
QKPS 032007